FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2003

Commission file number 1-1097

OKLAHOMA GAS AND ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

                                          Oklahoma                                                                                                                        73-0382390
                          (State or other jurisdiction of                                                                                                       (I.R.S. Employer
                          incorporation or organization)                                                                                                    Identification No.)

321 North Harvey
P. O. Box 321
Oklahoma City, Oklahoma 73101-0321
(Address of principal executive offices)
(Zip Code)

405-553-3000
(Registrant's telephone number, including area code)

Item 5. Other Events

          OGE Energy Corp. ("Energy Corp."), the parent company of Oklahoma Gas and Electric Company (the "Company"), a regulated electric utility with approximately 720,000 customers in Oklahoma and western Arkansas, announced, June 10, 2003, that Eric B. Weekes, Treasurer of Energy Corp. and the Company, has decided to resign effective July 31, 2003.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OKLAHOMA GAS AND ELECTRIC COMPANY
(Registrant)

By        /s/         Donald R. Rowlett
      Donald R. Rowlett
  Vice President and Controller

(On behalf of the registrant and in his
capacity as Chief Accounting Officer)

June 16, 2003